UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 19, 2019
____________________
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6312 S. Fiddler’s Green Circle, Suite 200N
Greenwood Village, Colorado 80111
(Address of principal executive offices) (zip code)
(303) 846-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On June 19, 2019, Red Robin Gourmet Burgers, Inc. (“Red Robin” or the “Company”) provided the following statement in response to a June 19, 2019 request by Vintage Capital Management, LLC (“Vintage”) in its 13D filing to hold a Special Meeting of Red Robin Stockholders:
Red Robin’s Board of Directors (the “Board”) and management team are committed to acting in the best interests of the Company and all stockholders. The Board will carefully review Vintage’s request to convene a Special Meeting of Red Robin Stockholders and respond in due course.
Red Robin’s Board comprises established industry leaders with deep operational, financial, leadership and marketing expertise, among other skillsets, that align with the Company’s strategic plan to position Red Robin for significant, sustained stockholder value creation and long-term success. The Board is composed of seven directors, six of whom are independent and all of whom are actively engaged and committed to enhancing stockholder value.
Since January 2019, Red Robin’s Board has realigned the Company’s Executive Team to ensure that the Company has the right leaders and organizational capabilities in place to oversee the continued execution of Red Robin’s strategic plan, including the appointment of an interim Chief Executive Officer, a new Chief Financial Officer and a new Chief Operating Officer. The Board has been working closely with The Elliot Group, a leading executive search firm in the restaurant industry, in searching for a new CEO and is actively interviewing a number of highly qualified candidates. The Board is pleased with its progress to date and confident it will identify an excellent leader for Red Robin.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2019

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Michael L. Kaplan
Michael L. Kaplan
Senior Vice President and Chief Legal Officer